Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2013

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2013

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2012.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including operating income or loss (page 7), underwriting income or loss and related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us. The foregoing factors should not be construed as exhaustive. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheets:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income and Net Operating Income per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share	9
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flows:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Six Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Six Month Summary	21

Investments:
a. Investments	22
b. Fixed Maturity Available-for-Sale Securities Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
June 30, 2013 and 2012
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Highlights
Net premiums written	$146,370	$141,459	$281,135	$285,120
Net premiums earned	142,933	145,075	269,786	283,287
Underwriting income (1)	36,542	34,412	105,790	50,709
Net investment income	17,808	26,155	36,352	54,707
Net operating income (2)	40,665	44,240	115,577	77,018
Net realized gains on investments	11,686	24,978	25,004	47,317
Net impairment losses on investments	(1,516)	(1,113)	(1,937)	(2,183)
Net income	$49,854	$67,532	$136,370	$120,819

Total assets	$4,047,902	$4,424,937	$4,047,902	$4,424,937
Investments and cash	3,607,807	4,057,595	3,607,807	4,057,595
Total shareholders' equity	1,746,546	1,721,827	1,746,546	1,721,827
Unpaid losses and loss adjustment expenses	$1,793,087	$2,229,603	$1,793,087	$2,229,603

Per share data
Common shares outstanding - end of period	29,268	33,212	29,268	33,212
Weighted average common shares outstanding - basic	30,571	33,914	31,467	34,602
Adjusted weighted average common shares outstanding - diluted	30,970	34,104	31,904	34,805
Basic earnings per common share	$1.63	$1.98	$4.32	$3.48
Diluted earnings per common share	1.61	1.97	4.26	3.46
Operating income per common share - diluted (2)	1.32	1.29	3.62	2.22
Dividends per common share	0.08	0.08	0.16	0.16
Book value per common share (3)	$59.67	$51.84	$59.67	$51.84

(1)	See reconciliation of underwriting income on pages 14-18.
(2)	See computation of net operating income and net operating income per common share on page 7.
(3)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Assets
Investments:
Fixed maturity securities	$1,920,710	$1,992,457	$2,054,498	$2,293,094	$2,423,834
Short-term investments	77,636	104,443	172,801	165,741	167,778
Cash and cash equivalents	1,609,461	1,786,246	1,720,395	1,662,679	1,465,983
Accrued investment income	19,805	22,995	21,299	23,856	24,541
Reinsurance premiums receivable	133,360	124,590	128,517	150,775	145,132
Reinsurance balances (prepaid and recoverable)	5,464	4,701	6,560	4,335	4,538
Funds held by ceding companies	119,445	115,915	114,090	113,310	111,408
Deferred acquisition costs	30,173	28,789	28,112	29,189	27,620
Reinsurance deposit assets	76,948	52,088	50,693	-	-
Other assets	54,900	37,084	36,338	49,943	54,103
Total assets	$4,047,902	$4,269,308	$4,333,303	$4,492,922	$4,424,937

Liabilities
Unpaid losses and loss adjustment expenses	$1,793,087	$1,862,278	$1,961,282	$2,160,154	$2,229,603
Unearned premiums	123,590	119,537	113,960	122,150	114,759
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	72,994	67,667	64,849	67,489	64,304
Other liabilities	61,685	57,160	48,678	103,183	44,444
Total liabilities	$2,301,356	$2,356,642	$2,438,769	$2,702,976	$2,703,110

Shareholders' Equity
Common shares	$293	$318	$327	$328	$332
Additional paid-in capital	3,817	150,693	209,897	211,546	227,482
Accumulated other comprehensive income	64,367	131,103	137,690	150,387	148,562
Retained earnings	1,678,069	1,630,552	1,546,620	1,427,685	1,345,451
Total shareholders' equity	$1,746,546	$1,912,666	$1,894,534	$1,789,946	$1,721,827

Total liabilities and shareholders' equity	$4,047,902	$4,269,308	$4,333,303	$4,492,922	$4,424,937

Book value per common share (1)	$59.67	$60.23	$57.90	$54.60	$51.84

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue
Net premiums earned	$142,933	$145,075	$269,786	$283,287
Net investment income	17,808	26,155	36,352	54,707
Net realized gains on investments	11,686	24,978	25,004	47,317
Net impairment losses on investments	(1,516)	(1,113)	(1,937)	(2,183)
Other income (expense)	(315)	(191)	1,077	(670)
Total revenue	170,596	194,904	330,282	382,458

Expenses
Net losses and loss adjustment expenses	62,667	67,117	76,665	146,313
Net acquisition expenses	30,313	30,200	60,532	60,857
Operating expenses	19,718	19,696	39,023	36,679
Net foreign currency exchange losses (gains)	(859)	(310)	(1,079)	222
Interest expense	4,780	4,774	9,559	9,546
Total expenses	116,619	121,477	184,700	253,617
Income before income taxes	53,977	73,427	145,582	128,841
Income tax expense	4,123	5,895	9,212	8,022
Net income	$49,854	$67,532	$136,370	$120,819

Basic
Weighted average common shares outstanding	30,571	33,914	31,467	34,602
Basic earnings per common share	$1.63	$1.98	$4.32	$3.48

Diluted
Adjusted weighted average common shares outstanding	30,970	34,104	31,904	34,805
Diluted earnings per common share	$1.61	$1.97	$4.26	$3.46

Comprehensive income (loss)
Net income	$49,854	$67,532	$136,370	$120,819
Other comprehensive income (loss), net of deferred taxes	(66,736)	8,104	(73,323)	1,927
Comprehensive income (loss)	$(16,882)	$75,636	$63,047	$122,746

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Revenue
Net premiums earned	$142,933	$126,853	$144,621	$138,588	$145,075
Net investment income	17,808	18,544	22,031	23,209	26,155
Net realized gains on investments	11,686	13,318	18,455	22,982	24,978
Net impairment losses on investments	(1,516)	(421)	(149)	(699)	(1,113)
Other income (expense)	(315)	1,392	527	(96)	(191)
Total revenue	170,596	159,686	185,485	183,984	194,904

Expenses
Net losses and loss adjustment expenses	62,667	13,998	(7,770)	45,117	67,117
Net acquisition expenses	30,313	30,219	28,412	26,168	30,200
Operating expenses	19,718	19,305	23,808	19,966	19,696
Net foreign currency exchange losses (gains)	(859)	(220)	292	541	(310)
Interest expense	4,780	4,779	4,777	4,775	4,774
Total expenses	116,619	68,081	49,519	96,567	121,477
Income before income taxes	53,977	91,605	135,966	87,417	73,427
Income tax expense	4,123	5,089	14,421	2,553	5,895
Net income	$49,854	$86,516	$121,545	$84,864	$67,532

Basic
Weighted average common shares outstanding	30,571	32,373	32,674	32,996	33,914
Basic earnings per common share	$1.63	$2.67	$3.71	$2.56	$1.98

Diluted
Adjusted weighted average common shares outstanding	30,970	32,838	33,048	33,272	34,104
Diluted earnings per common share	$1.61	$2.63	$3.67	$2.54	$1.97

Comprehensive income (loss)
Net income	$49,854	$86,516	$121,545	$84,864	$67,532
Other comprehensive income (loss), net of deferred taxes	(66,736)	(6,587)	(12,697)	1,825	8,104
Comprehensive income (loss)	$(16,882)	$79,929	$108,848	$86,689	$75,636

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$49,854	$67,532	$136,370	$120,819
Portion allocated to participating common shareholders (1)	(113)	(278)	(304)	(485)
Net income allocated to common shareholders	$49,741	$67,254	$136,066	$120,334

Adjustments for:
Net realized gains on investments, net of tax	$(9,706)	$(23,784)	$(21,329)	$(45,564)
Net impairment losses on investments, net of tax	1,516	1,007	1,904	1,951
Net foreign currency exchange losses (gains), net of tax	(886)	(237)	(1,064)	297
Net operating income (2)	$40,665	$44,240	$115,577	$77,018

Per diluted common share:
Net income	$1.61	$1.97	$4.26	$3.46
Adjustments for:
Net realized gains on investments	(0.31)	(0.70)	(0.67)	(1.31)
Net impairment losses on investments	0.05	0.03	0.06	0.06
Net foreign currency exchange losses (gains)	(0.03)	(0.01)	(0.03)	0.01
Net operating income per diluted common share (3)	$1.32	$1.29	$3.62	$2.22

Adjusted weighted average common shares outstanding - diluted	30,970	34,104	31,904	34,805

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
Net operating income is a non-GAAP measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Key Ratios
Combined ratio (%)	74.4%	45.4%	25.4%	61.3%	76.3%
Investable assets to shareholders' equity ratio	2.07:1	2.03:1	2.08:1	2.30:1	2.36:1
Debt to total capital (%)	12.5%	11.6%	11.7%	12.3%	12.7%
Net premiums written (annualized) to shareholders' equity	0.34	0.28	0.28	0.33	0.33

Share Data
Book value per common share (1)	$59.67	$60.23	$57.90	$54.60	$51.84
Common shares outstanding (000's)	29,268	31,757	32,722	32,782	33,212

Market Price Per Common Share
High	$59.50	$56.34	$47.40	$43.08	$38.43
Low	54.06	46.24	40.89	37.58	34.97
Close	$57.22	$55.81	$46.00	$40.87	$38.10

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	124	125	125	125	124

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$49,854	$67,532	$136,370	$120,819
Portion allocated to participating common shareholders (1)	(113)	(278)	(304)	(485)
Net income allocated to common shareholders	$49,741	$67,254	$136,066	$120,334

Common Shares
Basic
Weighted average common shares outstanding	30,571	33,914	31,467	34,602
Diluted
Weighted average common shares outstanding	30,571	33,914	31,467	34,602
Effect of dilutive securities:
Common share options	155	142	191	139
Restricted share units	244	48	246	64
Adjusted weighted average common shares outstanding	30,970	34,104	31,904	34,805

Earnings Per Common Share
Basic earnings per common share	$1.63	$1.98	$4.32	$3.48
Diluted earnings per common share	$1.61	$1.97	$4.26	$3.46

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$49,854	$86,516	$121,545	$84,864	$67,532
Portion allocated to participating common shareholders (1)	(113)	(189)	(265)	(234)	(278)
Net income allocated to common shareholders	$49,741	$86,327	$121,280	$84,630	$67,254

Common Shares
Basic
Weighted average common shares outstanding	30,571	32,373	32,674	32,996	33,914
Diluted
Weighted average common shares outstanding	30,571	32,373	32,674	32,996	33,914
Effect of dilutive securities:
Common share options	155	219	204	179	142
Restricted share units	244	246	170	97	48
Adjusted weighted average common shares outstanding	30,970	32,838	33,048	33,272	34,104

Earnings Per Common Share
Basic earnings per common share	$1.63	$2.67	$3.71	$2.56	$1.98
Diluted earnings per common share	$1.61	$2.63	$3.67	$2.54	$1.97

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Price per share at period end	$57.22	$55.81	$46.00	$40.87	$38.10

Shareholders' equity	$1,746,546	$1,912,666	$1,894,534	$1,789,946	$1,721,827
Add: Assumed exercise of share options	13,539	20,303	27,688	29,669	31,209
Shareholders' equity - diluted	$1,760,085	$1,932,969	$1,922,222	$1,819,615	$1,753,036

Basic common shares outstanding (1)	29,268	31,757	32,722	32,782	33,212
Add: Common share options (2)	397	604	833	903	968
Add: Restricted share units	535	536	536	515	406
Diluted common shares outstanding	30,200	32,897	34,091	34,200	34,586

Book value per common share (3)
Book value per common share	$59.67	$60.23	$57.90	$54.60	$51.84
Fully converted book value per common share	$58.28	$58.76	$56.39	$53.21	$50.69

(1)	As of June 30, 2013, there were 29,268 common shares issued and outstanding. Included in this number were 73 restricted shares issued but unvested.
(2)	As of June 30, 2013, these were options with a price below the closing share price of $57.22.
(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net cash provided by (used in) operating activities	$(36,555)	$(26,496)	$(49,113)	$(59,185)

Net cash provided by (used in) investing activities	18,716	388,556	165,450	832,278

Net cash provided by (used in) financing activities	(151,496)	(62,533)	(215,010)	(94,428)

Effect of foreign currency exchange rate changes on cash	(7,450)	(1,392)	(12,261)	(5,192)

Net increase (decrease) in cash and cash equivalents	$(176,785)	$298,135	$(110,934)	$673,473

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Net cash provided by (used in) operating activities	$(36,555)	$(12,558)	$(146,368)	$40,216	$(26,496)

Net cash provided by (used in) investing activities	18,716	146,734	216,909	170,213	388,556

Net cash provided by (used in) financing activities	(151,496)	(63,514)	(6,696)	(20,788)	(62,533)

Effect of foreign currency exchange rate changes on cash	(7,450)	(4,811)	(6,129)	7,055	(1,392)

Net increase (decrease) in cash and cash equivalents	$(176,785)	$65,851	$57,716	$196,696	$298,135

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2013				Three Months Ended June 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$57,350	$79,711	$9,309	$146,370	$61,695	$72,678	$7,086	$141,459

Net premiums earned	58,832	75,629	8,472	142,933	62,838	75,746	6,491	145,075
Net losses and loss adjustment expenses	21,292	35,358	6,017	62,667	17,653	45,851	3,613	67,117
Net acquisition expenses	9,698	18,068	2,547	30,313	8,721	18,487	2,992	30,200
Other underwriting expenses	7,414	5,670	327	13,411	7,454	5,625	267	13,346
Segment underwriting income (loss)*	$20,428	$16,533	$(419)	36,542	$29,010	$5,783	$(381)	34,412

Net investment income				17,808				26,155
Net realized gains on investments				11,686				24,978
Net impairment losses on investments				(1,516)				(1,113)
Other income (expense)				(315)				(191)
Corporate expenses not allocated to segments				(6,307)				(6,350)
Net foreign currency exchange (losses) gains				859				310
Interest expense				(4,780)				(4,774)
Income before income taxes				$53,977				$73,427

Underwriting ratios:*
Net loss and loss adjustment expense	36.2%	46.8%	71.0%	43.8%	28.1%	60.5%	55.7%	46.3%
Net acquisition expense	16.5%	23.9%	30.1%	21.2%	13.9%	24.4%	46.1%	20.8%
Other underwriting expense	12.6%	7.5%	3.9%	9.4%	11.9%	7.4%	4.1%	9.2%
Combined	65.3%	78.2%	105.0%	74.4%	53.9%	92.3%	105.9%	76.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	36.2%	46.8%	71.0%	43.8%	28.1%	60.5%	55.7%	46.3%
Net acquisition expense	17.3%	23.9%	28.7%	21.7%	13.1%	25.4%	43.7%	21.0%
Other underwriting expense	12.9%	7.1%	3.5%	9.2%	12.1%	7.7%	3.8%	9.4%
Combined	66.4%	77.8%	103.2%	74.7%	53.3%	93.6%	103.2%	76.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$116,777	$150,555	$13,803	$281,135	$129,848	$147,078	$8,194	$285,120

Net premiums earned	110,684	146,424	12,678	269,786	124,166	151,512	7,609	283,287
Net losses and loss adjustment expenses	7,087	65,001	4,577	76,665	58,590	86,887	836	146,313
Net acquisition expenses	17,925	34,317	8,290	60,532	17,956	35,862	7,039	60,857
Other underwriting expenses	14,746	11,393	660	26,799	14,289	10,661	458	25,408
Segment underwriting income (loss)*	$70,926	$35,713	$(849)	105,790	$33,331	$18,102	$(724)	50,709

Net investment income				36,352				54,707
Net realized gains on investments				25,004				47,317
Net impairment losses on investments				(1,937)				(2,183)
Other income (expense)				1,077				(670)
Corporate expenses not allocated to segments				(12,224)				(11,271)
Net foreign currency exchange (losses) gains				1,079				(222)
Interest expense				(9,559)				(9,546)
Income before income taxes				$145,582				$128,841

Underwriting ratios:*
Net loss and loss adjustment expense	6.4%	44.4%	36.1%	28.4%	47.2%	57.3%	11.0%	51.6%
Net acquisition expense	16.2%	23.4%	65.4%	22.4%	14.5%	23.7%	92.5%	21.5%
Other underwriting expense	13.3%	7.8%	5.2%	9.9%	11.5%	7.0%	6.0%	9.0%
Combined	35.9%	75.6%	106.7%	60.7%	73.2%	88.0%	109.5%	82.1%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	6.4%	44.4%	36.1%	28.4%	47.2%	57.3%	11.0%	51.6%
Net acquisition expense	16.3%	23.4%	60.9%	22.3%	13.3%	24.0%	86.7%	20.9%
Other underwriting expense	12.6%	7.6%	4.8%	9.5%	11.0%	7.2%	5.6%	8.9%
Combined	35.3%	75.4%	101.8%	60.2%	71.5%	88.5%	103.3%	81.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Net premiums written	$57,350	$59,427	$61,458	$64,876	$61,695

Net premiums earned	58,832	51,852	67,538	61,900	62,838
Net losses and loss adjustment expenses	21,292	(14,205)	47,200	26,790	17,653
Net acquisition expenses	9,698	8,227	9,308	7,078	8,721
Other underwriting expenses	7,414	7,332	9,190	7,661	7,454
Segment underwriting income*	$20,428	$50,498	$1,840	$20,371	$29,010

Underwriting ratios:*
Net loss and loss adjustment expense	36.2%	(27.4%)	69.9%	43.3%	28.1%
Net acquisition expense	16.5%	15.9%	13.8%	11.4%	13.9%
Other underwriting expense	12.6%	14.1%	13.6%	12.4%	11.9%
Combined	65.3%	2.6%	97.3%	67.1%	53.9%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	36.2%	(27.4%)	69.9%	43.3%	28.1%
Net acquisition expense	17.3%	15.4%	14.5%	11.7%	13.1%
Other underwriting expense	12.9%	12.3%	15.0%	11.8%	12.1%
Combined	66.4%	0.3%	99.4%	66.8%	53.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Net premiums written	$79,711	$70,844	$67,676	$72,358	$72,678

Net premiums earned	75,629	70,795	72,284	70,326	75,746
Net losses and loss adjustment expenses	35,358	29,643	(57,482)	14,358	45,851
Net acquisition expenses	18,068	16,249	16,415	16,710	18,487
Other underwriting expenses	5,670	5,723	6,614	5,662	5,625
Segment underwriting income*	$16,533	$19,180	$106,737	$33,596	$5,783

Underwriting ratios:*
Net loss and loss adjustment expense	46.8%	41.9%	(79.5%)	20.4%	60.5%
Net acquisition expense	23.9%	23.0%	22.7%	23.8%	24.4%
Other underwriting expense	7.5%	8.1%	9.2%	8.1%	7.4%
Combined	78.2%	73.0%	(47.6%)	52.3%	92.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	46.8%	41.9%	(79.5%)	20.4%	60.5%
Net acquisition expense	23.9%	22.7%	23.3%	23.8%	25.4%
Other underwriting expense	7.1%	8.1%	9.8%	7.8%	7.7%
Combined	77.8%	72.7%	(46.4%)	52.0%	93.6%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Net premiums written	$9,309	$4,494	$4,767	$8,745	$7,086

Net premiums earned	8,472	4,206	4,799	6,362	6,491
Net losses and loss adjustment expenses	6,017	(1,440)	2,512	3,969	3,613
Net acquisition expenses	2,547	5,743	2,689	2,380	2,992
Other underwriting expenses	327	333	358	289	267
Segment underwriting income (loss)*	$(419)	$(430)	$(760)	$(276)	$(381)

Underwriting ratios:*
Net loss and loss adjustment expense	71.0%	(34.2%)	52.3%	62.4%	55.7%
Net acquisition expense	30.1%	136.5%	56.0%	37.4%	46.1%
Other underwriting expense	3.9%	7.9%	7.5%	4.5%	4.1%
Combined	105.0%	110.2%	115.8%	104.3%	105.9%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	71.0%	(34.2%)	52.3%	62.4%	55.7%
Net acquisition expense	28.7%	127.7%	55.9%	32.8%	43.7%
Other underwriting expense	3.5%	7.4%	7.5%	3.3%	3.8%
Combined	103.2%	100.9%	115.7%	98.5%	103.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Property and Marine
Excess-of-Loss	$44,375	$50,301	$92,458	$107,035
Proportional	12,975	11,394	24,319	22,813
Subtotal Property and Marine	57,350	61,695	116,777	129,848
Casualty
Excess-of-Loss	62,909	58,561	118,265	120,491
Proportional	16,802	14,117	32,290	26,587
Subtotal Casualty	79,711	72,678	150,555	147,078
Finite Risk
Excess-of-Loss	-	-	-	-
Proportional	9,309	7,086	13,803	8,194
Subtotal Finite Risk	9,309	7,086	13,803	8,194
Combined Segments
Excess-of-Loss	107,284	108,862	210,723	227,526
Proportional	39,086	32,597	70,412	57,594
Total	$146,370	$141,459	$281,135	$285,120

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Property and Marine
United States	$35,754	$37,992	$67,859	$77,643
International	21,596	23,703	48,918	52,205
Subtotal Property and Marine	57,350	61,695	116,777	129,848
Casualty
United States	69,374	65,074	134,166	132,412
International	10,337	7,604	16,389	14,666
Subtotal Casualty	79,711	72,678	150,555	147,078
Finite Risk
United States	9,309	7,086	13,803	8,194
International	-	-	-	-
Subtotal Finite Risk	9,309	7,086	13,803	8,194
Combined Segments
United States	114,437	110,152	215,828	218,249
International	31,933	31,307	65,307	66,871
Total	$146,370	$141,459	$281,135	$285,120

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$5,157	$5,157	$4,367	$1,301	$1,301	$1,361
North American Property Catastrophe	19,381	18,651	19,466	20,893	21,158	19,633
North American Property Risk	8,659	8,659	8,744	8,315	8,315	9,590
Other Property	4,847	4,086	4,662	7,889	7,889	7,943
Marine / Aviation Proportional	2,303	2,303	1,962	1,281	1,281	1,054
Marine / Aviation Excess	(376)	(376)	(321)	2,496	2,496	2,487
International Property Proportional	4,377	4,377	4,036	4,610	4,610	4,551
International Property Catastrophe	12,864	12,864	14,134	12,181	12,180	14,346
International Property Risk	1,629	1,629	1,782	2,465	2,465	1,873
Subtotal	58,841	57,350	58,832	61,431	61,695	62,838

Casualty
Clash	1,741	1,741	1,814	2,084	2,084	2,082
1st Dollar GL	2,145	2,145	2,002	2,152	2,152	3,018
1st Dollar Other	3,506	3,506	3,542	2,958	2,958	3,145
Casualty Excess	47,119	47,119	46,704	47,577	47,577	47,345
Accident & Health	13,447	13,330	13,896	8,816	8,791	10,024
International Casualty	7,398	7,398	3,142	4,165	4,165	4,641
International Motor	353	353	467	390	390	501
Financial Lines	4,119	4,119	4,062	4,561	4,561	4,990
Subtotal	79,828	79,711	75,629	72,703	72,678	75,746

Finite Risk
Finite Casualty	9,309	9,309	8,472	7,086	7,086	6,491
Subtotal	9,309	9,309	8,472	7,086	7,086	6,491

Total	$147,978	$146,370	$142,933	$141,220	$141,459	$145,075

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$9,395	$9,395	$8,701	$1,401	$1,401	$2,557
North American Property Catastrophe	37,515	36,785	37,606	43,755	44,020	41,128
North American Property Risk	16,179	16,129	16,102	16,974	16,974	19,140
Other Property	7,953	7,192	7,689	16,808	16,808	16,687
Marine / Aviation Proportional	4,226	4,226	3,144	3,185	3,185	2,590
Marine / Aviation Excess	157	157	236	3,343	3,343	4,183
International Property Proportional	8,679	8,679	8,098	8,406	8,406	8,541
International Property Catastrophe	30,016	30,016	24,919	31,717	31,325	25,159
International Property Risk	4,198	4,198	4,189	4,386	4,386	4,181
Subtotal	118,318	116,777	110,684	129,975	129,848	124,166

Casualty
Clash	3,703	3,703	3,636	4,530	4,530	4,487
1st Dollar GL	3,864	3,864	3,840	4,090	4,090	6,138
1st Dollar Other	7,819	7,819	7,614	5,518	5,518	6,205
Casualty Excess	89,527	89,527	89,588	94,145	94,145	95,690
Accident & Health	27,112	26,586	26,662	21,171	21,146	19,561
International Casualty	10,190	10,190	6,031	8,505	8,505	9,222
International Motor	1,009	1,009	1,006	896	896	892
Financial Lines	7,857	7,857	8,047	8,248	8,248	9,317
Subtotal	151,081	150,555	146,424	147,103	147,078	151,512

Finite Risk
Finite Casualty	13,803	13,803	12,678	8,194	8,194	7,609
Subtotal	13,803	13,803	12,678	8,194	8,194	7,609

Total	$283,202	$281,135	$269,786	$285,272	$285,120	$283,287

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	June 30, 2013			December 31, 2012
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$4,842	2.8%	0.5%	$4,944	2.7%	0.4%
Municipal bonds	1,216,779	3.9%	2.6%	1,209,934	4.4%	2.3%
Non-U.S. governments	40,482	1.2%	0.8%	50,977	1.6%	0.8%
Corporate bonds	245,738	4.2%	3.4%	300,908	4.4%	2.7%
Commercial mortgage-backed securities	99,092	5.5%	3.0%	135,526	5.3%	2.5%
Residential mortgage-backed securities	191,058	1.5%	1.3%	221,622	1.6%	1.2%
Asset-backed securities	17,649	2.8%	1.5%	17,774	1.7%	1.6%
Total fixed maturity available-for-sale securities	$1,815,640	3.7%	2.5%	$1,941,685	4.0%	2.2%

Fixed maturity trading securities:
Non-U.S. governments	$105,070	3.6%	0.7%	$112,813	3.6%	0.4%
Total fixed maturity trading securities	$105,070	3.6%	0.7%	$112,813	3.6%	0.4%

Short-term investments	$77,636	2.3%	2.2%	$172,801	1.8%	2.0%

	June 30, 2013			December 31, 2012
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$584,781	29.3%		$776,738	34.9%
Aa	803,591	40.2%		831,190	37.3%
A	368,169	18.4%		340,612	15.3%
Baa	208,031	10.4%		231,950	10.4%
Below investment grade	33,774	1.7%		46,809	2.1%
Total	$1,998,346	100.0%		$2,227,299	100.0%

Portfolio information**
Credit Quality	Aa2			Aa1
Book Yield	2.0%			2.1%
Duration	2.4 yrs			2.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of June 30, 2013, there were approximately $10.9 million and $4.5 million of municipal bonds whose ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	June 30, 2013
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,842	$245	Aaa	2.2
Municipal bonds:
State general obligation bonds	796,390	42,292	Aa3	5.9
Essential service bonds*	182,376	9,423	Aa3	4.5
Pre-refunded bonds	84,378	3,664	Aa2	1.5
State income tax and sales tax bonds	76,909	6,545	Aa1	6.4
Other municipal bonds	76,726	2,742	Aa2	4.7
Subtotal	1,216,779	64,666	Aa2	5.3
Non-U.S. governments	40,482	513	Aa1	1.4
Corporate bonds:
Industrial	160,740	1,081	Baa2	5.1
Utilities	55,964	1,017	Baa1	5.9
Insurance	29,034	1,584	Baa1	4.3
Subtotal	245,738	3,682	Baa1	5.2
Commercial mortgage-backed securities	99,092	5,185	Aa3	2.3	2.5
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	173,425	1,483	Aaa	1.4	6.3
Non-agency residential mortgage-backed securities	17,633	(1,259)	Caa2	0.4	6.5
Subtotal	191,058	224	Aa2	1.3	6.3
Asset-backed securities:
Asset-backed securities	13,480	(120)	Aaa	0.1	6.1
Sub-prime asset-backed securities	4,169	1,443	C	1.7	7.6
Subtotal	17,649	1,323	A2	0.5	6.5
Total	$1,815,640	$75,838	Aa3	4.6

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$12,722	$236	Baa1
Mattel, Inc.	10,000	10,519	407	Baa1
Hewlett-Packard Company	10,000	10,042	26	Baa1
MetLife, Inc.	10,000	10,010	10	A3
Anglo American plc	8,000	9,469	318	Baa1
Snap-On Incorporated	7,000	7,207	198	Baa1
Loews Corporation	6,000	7,166	1,156	Baa2
Teck Resources Limited	6,750	6,543	(176)	Baa2
Southern Company	6,625	6,418	(197)	A3
Hess Corporation	5,000	6,267	463	Baa2
Entergy Corporation	6,000	6,231	231	Baa2
Newmont Mining Corporation	7,000	5,984	(969)	Baa1
ArcelorMittal	5,000	5,933	(171)	Ba1
Northeast Utilities	5,700	5,875	(19)	Baa2
FirstEnergy Corp.	5,000	5,403	405	Baa2
Berkshire Hathaway Inc.	5,375	5,341	(30)	A2
Grupo Mexico, S.A.B de C.V.	5,000	5,305	285	Baa2
Joy Global Inc.	5,000	5,274	243	Baa2
Southwestern Energy Company	5,300	5,261	(52)	Baa3
Noble Energy, Inc.	$5,000	$5,165	$147	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	June 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$130,920	$146,022	$9,084	Aa2
Illinois	136,500	143,058	4,352	A3
California	94,235	106,013	8,578	A1
Connecticut	99,620	105,296	4,309	Aa3
Massachusetts	72,560	76,643	2,892	Aa2
Texas	72,075	74,825	863	Aaa
New Jersey	50,675	52,986	(66)	A2
New York	44,500	49,344	4,634	Aa1
Mississippi	43,255	45,362	1,385	Aa2
Hawaii	$35,000	$40,707	$5,591	Aa2

	June 30, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$112,000	$116,775	$2,715	A3
State of Pennsylvania	96,700	109,666	7,655	Aa2
State of Connecticut	99,620	105,296	4,309	Aa3
State of California	92,235	103,842	8,435	A1
State of Massachusetts	59,010	61,797	1,596	Aa1
State of Texas	50,145	51,577	(466)	Aaa
State of Mississippi	43,255	45,362	1,385	Aa2
State of Hawaii	35,000	40,707	5,591	Aa2
New York State Urban Development Corporation	27,000	30,111	3,111	Aaa
New Jersey Economic Development Authority	$29,500	$29,662	$162	A1

	June 30, 2013
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$194,111	16.0%
Aa	703,736	57.8%
A	311,811	25.6%
Baa	7,121	0.6%
Total	$1,216,779	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of June 30, 2013, there were approximately $10.9 million and $4.5 million of municipal bonds whose ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$6,030	$21,567	$14,504	$42,307
Subsidiaries domiciled in the United States	5,656	3,411	10,500	5,010
Total	$11,686	$24,978	$25,004	$47,317

Net realized gains (losses) on investments by type:
Sale of securities	$12,967	$25,263	$27,243	$47,940
Mark-to-market on trading securities	(1,281)	(285)	(2,239)	(623)
Total	$11,686	$24,978	$25,004	$47,317

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$1,516	$809	$1,844	$1,521
Subsidiaries domiciled in the United States	-	304	93	662
Total	$1,516	$1,113	$1,937	$2,183

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$-	$30
Non-agency residential mortgage-backed securities	1,075	1,106	1,411	2,146
Sub-prime asset-backed securities	441	7	526	7
Total	$1,516	$1,113	$1,937	$2,183

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2013				Twelve Months Ended December 31, 2012
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$220,826	$(41)	$220,867	288.1%	$620,304	$73	$620,231	337.7%
Change in unpaid losses and loss adjustment expenses	(144,209)	(7)	(144,202)		(436,928)	(357)	(436,571)
Losses and loss adjustment expenses incurred	$76,617	$(48)	$76,665		$183,376	$(284)	$183,660

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of June 30, 2013 (1)				As of December 31, 2012 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$723,193	$3,587	$719,606	40.2%	$799,593	$3,594	$795,999	40.7%
Incurred but not reported	1,069,894	3	1,069,891	59.8%	1,161,689	3	1,161,686	59.3%
Unpaid losses and loss adjustment expenses	$1,793,087	$3,590	$1,789,497	100.0%	$1,961,282	$3,597	$1,957,685	100.0%

(1)
Gross and ceded unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses (gains) of ($23,986) and $0, respectively, for the six months ended June 30, 2013.

(2)
Gross and ceded unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses (gains) of $8,596 and ($1), respectively, for the twelve months ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended June 30, 2013				Three Months Ended June 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$1,981	$21,959	$1,081	$25,021	$5,817	$11,748	$1,723	$19,288
Net premium adjustments related to prior years' losses	(19)	(233)	-	(252)	2,532	539	-	3,071
Net commission adjustments related to prior years' losses	146	473	(837)	(218)	(2)	(545)	(1,590)	(2,137)
Net favorable (unfavorable) development	2,108	22,199	244	24,551	8,347	11,742	133	20,222

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	22,510	(3)	(500)	22,007	1,969	(13)	-	1,956
Net premium adjustments related to prior years' losses	(2,403)	-	-	(2,403)	1,011	-	-	1,011
Net commission adjustments related to prior years' losses	(8)	-	-	(8)	(9)	-	-	(9)
Net favorable (unfavorable) development	20,099	(3)	(500)	19,596	2,971	(13)	-	2,958

Total net favorable (unfavorable) development	$22,207	$22,196	$(256)	$44,147	$11,318	$11,729	$133	$23,180

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$16,485	$45,542	$5,943	$67,970	$16,198	$27,745	$5,419	$49,362
Net premium adjustments related to prior years' losses	34	(109)	-	(75)	3,808	1,559	-	5,367
Net commission adjustments related to prior years' losses	316	1,146	(5,723)	(4,261)	(283)	(960)	(5,398)	(6,641)
Net favorable (unfavorable) development	16,835	46,579	220	63,634	19,723	28,344	21	48,088

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	39,599	26	(500)	39,125	2,291	(17)	-	2,274
Net premium adjustments related to prior years' losses	(4,083)	-	-	(4,083)	677	-	-	677
Net commission adjustments related to prior years' losses	(31)	-	-	(31)	(24)	-	-	(24)
Net favorable (unfavorable) development	35,485	26	(500)	35,011	2,944	(17)	-	2,927

Total net favorable (unfavorable) development	$52,320	$46,605	$(280)	$98,645	$22,667	$28,327	$21	$51,015

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of July 1, 2013
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane*	$98	$65	$186	$122	$232	$169
United States	Earthquake*	21	21	116	77	155	105
Pan-European	Windstorm	52	44	134	124	160	150
Japanese	Earthquake	14	14	147	147	194	194
Japanese	Typhoon	4	4	83	83	84	84
Canadian	Earthquake*	$-	$-	$50	$48	$83	$71

*
The United States/Caribbean Hurricane, United States Earthquake, and Canadian Earthquake net loss estimates above include the effects of a $50 million retrocessional cover purchased by the company effective July 1, 2013.  This cover provides $50 million of protection per occurrence and in the aggregate for all natural perils in the United States, Caribbean Wind and Canadian Earthquake.  In the case of multiple catastrophic loss events resulting in recoveries from this cover, a maximum of $50 million is recoverable across all three perils.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.